UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 02, 2022

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2022, the board of directors (the "Board") of PotlatchDeltic Corporation (the "Company") adopted the PotlatchDeltic Corporation Annual Incentive Plan (the “AIP”), effective January 1, 2023. The AIP, which governs awards made on or after January 1, 2023, is the successor plan to the Company's Annual Incentive Plan as amended through January 1, 2019. The purpose of the AIP is to motivate and reward eligible employees by making a portion of their cash compensation dependent on the achievement of certain performance goals related to the performance of the Company and the eligible employee. The AIP provides for the Executive Compensation and Personnel Policies Committee of the Board (the "Committee") to (i) designate employees who will participate in the AIP for an award year (which may be by reference to organization units or otherwise), (ii) establish a bonus program for each award year that will identify the performance goals to be applied for an award year, including any applicable weightings for such participants or class of participants, and (iii) establish the method for computing the amount of the award that may be payable to each participant if the performance goals are achieved in whole or in part. Each award under the AIP will be calculated by reference to the participant’s target bonus established by the Committee for the award year equal to a percentage of the participant’s base salary. In addition, the AIP provides that the Committee may establish in its discretion a percentage by which individual awards may be increased or decreased (including to zero) based upon factors, including but not limited to Company or individual performance, that the Committee may determine in its discretion. Further, the AIP includes change in control provisions.

The description of the AIP does not purport to be complete and is qualified in its entirety by reference to the full text of the AIP, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit Number	Description
10.1	PotlatchDeltic Corporation Annual Incentive Plan effective January 1, 2023
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date:	December 2, 2022	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary